UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED): August 6, 2008

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification Number

1-13739	UNISOURCE ENERGY CORPORATION	86-0786732
(An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000

1-5924	TUCSON ELECTRIC POWER COMPANY	86-0062700
(An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 6, 2008, UniSource Energy Corporation (“UniSource Energy”) issued a press release announcing earnings for the quarter ended June 30, 2008 for UniSource Energy and Tucson Electric Power Company.  A copy of the press release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

Exhibit 99      UniSource Energy Corporation Press Release, dated August 6, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 6, 2008	UNISOURCE ENERGY CORPORATION —————————————————— (Registrant) /s/ Kevin P. Larson
—————————————————— Senior Vice President and Principal Financial Officer
Date: August 6, 2008	TUCSON ELECTRIC POWER COMPANY —————————————————— (Registrant) /s/ Kevin P. Larson
—————————————————— Senior Vice President and Principal Financial Officer